UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number    811-22417

          Destra Investment Trust
(Exact name of registrant as specified in charter)

One North Wacker, 48th Floor
             Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Nicholas Dalmaso
One North Wacker, 48th Floor
             Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-312-843-6161

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Destra Dividend Total Return Fund

Annual Report
September 30, 2014

Table of Contents

Shareholder Letter	3
Discussion of Fund Performance	5
Portfolio Manager Letter	7
Fund Risk Disclosures	9
Overview of Fund Expenses	11
Portfolio of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Board Considerations Regarding the Approval of the Investment Management Agreement
and Investment Sub-Advisory Agreement	27
Shareholder Meeting Results	30
Board of Trustees and Officers	31
General Information	35

Not FDIC or Government Insured, No Bank Guarantee, May Lose Value

Dear Fellow Shareholders,

Thank you for investing in the Destra Dividend Total Return Fund (the “Fund”). Destra Capital Advisors LLC (“Destra”) provides investors and their advisors access to specialty-based asset managers with original investment theories. We strive to give mutual fund investors access to deliberate, conscious and qualitative investment products with a differentiated point of view, through our Destra Family of Mutual Funds. Destra’s investment products are developed with the goal of helping investors realize their long-term investment objectives. For the Fund’s fiscal year ending September 30, 2014, US equity markets, as represented by the S&P 500 Index (“S&P 500”), had a very strong year with a total return of 19.73%. Fixed income markets also had a strong, albeit volatile, year with the Barclays US Aggregate Bond Index (“Barclays Agg”) generating a total return of 3.96% for the year.

The Fund’s fiscal year began on shaky ground as the US Government shutdown for the first half of October 2013. However, a last-minute congressional deal was struck to extend the government’s debt ceiling ahead of the October 17th deadline which translated to a swift upward movement in the US equity markets. In December, the Federal Reserve (“Fed”) noted that it saw improvement in economic activity and labor market conditions. Consequently, the Fed announced that it would reduce its monthly purchases of mortgage-backed securities and US Treasuries to $75 billion per month, down from $85 billion, beginning a tapering of its Quantitative Easing (“QE”) program.

The tapering news was interpreted by investors as a sign the US economy is on more solid footing and added further impetus to the US equity markets, which had continued to rise following its early-October jitters. The S&P 500 hit an all-time high prior to the end of fourth quarter, culminating in the best calendar year for US stocks since 1997. During the fourth quarter of 2013, the S&P 500 generated a total return of 10.51% while the Barclays Agg generated a total return of -0.14%.

During the first quarter of 2014 the S&P 500 continued to hit a series of record closing highs and the Barclays Agg generated a positive total return. The Fed also began tapering its QE program at a pace of $10 billion per month. The new Fed Chair Janet Yellen gave her first testimony before Congress. During her press conference, she signaled that no changes would be made to the schedule of QE tapering and that interest rates are likely to remain low for some time. Her thoughts were positively received by both equity and fixed income investors. During the first quarter of 2014, the S&P 500 Index generated a total return of 1.81% while the Barclays US Aggregate generated a total return of 1.84%.

The second quarter of 2014 was yet another strong quarter for the S&P 500 and the Barclays Agg. Economic data releases generally pointed to an improvement in economic growth which followed a disappointing first quarter where GDP contracted by 2.9%. The Fed cut its 2014 US GDP forecast due to the harsh winter weather (Destra is based outside of Chicago so we can attest to the harsh weather this winter) that affected first quarter growth. Keep in mind that this forecast still implied strong economic progress for the remainder of 2014. During the second quarter of 2014, the S&P 500 Index generated a total return of 5.23% while the Barclays Agg generated a total return of 2.04%.

After two rather placid quarters in the US equity and fixed income markets, volatility reared its head during the third quarter of 2014. While volatile, the S&P 500 Index generated a total return of 1.13% while the Barclays Agg generated a total return of 0.17% during the quarter. Geopolitical concerns, including building conflicts in the Middle East and Ukraine, contributed to additional investor risk aversion but were insufficient in curtailing US economic growth as investors were positively surprised with the strong second quarter GDP growth of 4.6%. In addition to the strong economic data, a series of large mergers and acquisitions were announced during the quarter which helped bolster the US equity markets. As many say “bull markets climb a wall of worry” and the third quarter of 2014 was certainly a testament to this adage.

We believe that experience sets Destra apart. The Destra team of investment professionals have decades of knowledge in their areas of expertise. This allows us to rise above fleeting market statistics and provides perspective to us when designing our portfolio-enhancing investment strategies and products. By confidently taking the long view, we believe that we build investment strategies that forgo what’s currently in favor for what’s right for long-term investors.

We believe our investment managers continue to adhere to their investment strategy and focus on attempting to limit downside risk when markets are down while participating in the upside when markets go up. This report should provide you with information on your Fund’s performance and other insights regarding the Fund’s investment strategy and management.

On August 25, 2014, Arrowpoint Asset Management LLC (“Arrowpoint”) agreed to acquire additional units in Destra Capital Management LLC, the parent company of Destra Capital Advisors LLC. As a result, Arrowpoint and its affiliates will own in the aggregate approximately 79% of Destra Capital Management LLC following the consummation of this transaction. The closing of the transaction is subject to certain conditions, including among others, approval of the new investment management agreements and new sub-advisory agreements by the Boards and the shareholders of the Funds. Assuming satisfaction of all required closing conditions, the closing is expected to occur by November 20, 2014.

Thank you for the confidence you have placed in us and we can assure you that we will work every day in an effort to earn your confidence.

Sincerely,

Destra Capital Advisors LLC

Index Information

S&P 500 Index – a capitalization weighted index of 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment

Barlcays U.S. Aggregate Index – index that provides a measure of performance of the U.S. investment grade bond markets, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities. The securities that comprise the index must be denominated in US dollars and must be fixed rate, nonconvertible and taxable.

Unlike the portfolio returns, the index returns do not reflect any fees or expenses and do not include the effect of any cash reserves.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE

Destra Dividend Total Return Fund Average Annual Total Returns as of September 30, 2014
Inception Date: August 10, 2011				Inception Date: November 1, 2011
			Life			Life
Share Class	1 year	3 year	of Fund	Share Class	1 year	of Fund
A at NAV	18.14%	18.00%	17.48%	C at NAV	17.28%	14.01%
A with Load	11.36%	15.70%	15.27%	C with Load	16.28%	14.01%
I at NAV	18.52%	18.42%	17.88%
S&P 500 Index	19.73%	22.99%	20.85%	S & P 500 Index	19.73%	19.40%

Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.destracapital.com or call 877.855.3434. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Class A shares have a maximum sales charge of 5.75% and a 12b-1 fee of .25%. Class C shares have a maximum deferred sales charge of 1.00% and a 12b-1 fee of 1.00%.

The Fund’s total returns would have been lower if certain expenses had not been waived or reimbursed by the investment adviser. Fund returns include the reinvestment of distributions.

The Dividend Total Return Fund’s estimated total annual operating expense ratios, gross of any fee waiver or expense reimbursement, were anticipated to be 2.13% for Class A, 2.82% for Class C, and 1.80% for Class I shares. There is a voluntary fee waiver currently in place for the Fund through February 1, 2022, to the extent necessary to keep the Fund’s operating expense ratios from exceeding 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares of average net assets per year. Some expenses fall outside of this cap and actual expenses may be higher than 1.60% for Class A, 2.35% for Class C, and 1.32% for Class I shares. Without this expense cap, actual returns would be lower.

S&P 500 Index – a capitalization weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

Growth of $10,000 Investment
Since Inception At Offering Price

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund. Class A Shares have a maximum sales charge of 5.75% imposed on purchases. Indexes are unmanaged and do not take into account fees, expenses, or other costs. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

DESTRA DIVIDEND TOTAL RETURN FUND
DISCUSSION OF FUND PERFORMANCE, CONTINUED
As of September 30, 2014

Top 10 Holdings
as of 9/30/14	% of Total Investments
Intel Corp.	4.5%
Enterprise Products Partners LP	4.1%
General Electric Co.	3.7%
The Williams Cos., Inc.	3.5%
Energy Transfer Equity LP	3.4%
Energy Transfer Partners LP	3.3%
Johnson & Johnson	3.3%
American Water Works Co., Inc.	3.1%
Merck & Co., Inc.	3.1%
Microsoft Corp.	3.0%

Portfolio Characteristics	Fund	Index
Number of Holdings	46	500
Average Market Cap	$83.5 bil	$36.9 bil
Price to Earnings Ratio	20.7x	17.6x
Price to Book Ratio	3.6x	4.4x
Master Limited Partnerships	18.8%	N/A

Holdings sectors and security types are subject to change without notice. There is no assurance that the investment process will lead to successful investing.

Glossary

Number of Holdings: The total number of individual securities held by the Fund or covered in the index.

Price to Earnings Ratio: A valuation ratio of current share price compared to its per-share operating earnings over the previous four quarters.

Average Market Capitalization: The average of market capitalization (market price multiplied by the number of shares outstanding) of the stocks in the portfolio.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Portfolio Sector Allocation
as of 9/30/14 (% of Total Investments)

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER

Fund Snapshot

The Destra Dividend Total Return Fund (the “Fund”) is sub-advised by investment manager Miller/Howard Investments, Inc. (“Miller/Howard”). The Fund’s investment objective is to seek long-term total return and current income.

Miller/Howard has been managing income-oriented equity strategies since 1991. They believe that financially strong stocks with rising dividends offer the prospects of consistent performance as well as potential added value. Their research shows that dividends can be large contributors to total returns, and that by focusing on companies with a consistent track record of increasing their dividends, investors have an opportunity to generate superior risk-adjusted performance over time. To accomplish this goal the Fund will, in normal markets, seek to invest at least 80% of its net assets in income producing equity securities. The securities in which the Fund may invest include common stocks, preferred shares, convertible securities, warrants, shares of other investment companies and securities, or other instruments whose price is linked to the value of common stock, depository receipts, and securities of master limited partnerships (MLPs). The Fund may invest up to 20% of its assets in securities denominated in non-U.S. dollar currencies, and up to 25% of its assets in MLPs.

The following report is Miller/Howard’s review of the Fund’s performance over the twelve months comprising the annual reporting period and an outlook for the markets the Fund invests going forward.

How did the Fund perform during the year-ended September 30, 2014?

During fiscal year-ended September 30, 2014, the Fund’s Class A shares had a total return of 18.14% based on Net Asset Value (“NAV”), the Class I shares had a total return of 18.52% on NAV and the Class C shares had a total return of 17.28% on NAV. During the period surveyed, the Fund’s benchmark, the S&P 500 Index, returned 19.73%.

Two important factors to consider when surveying fund returns – first, the returns include reinvestment of all distributions, and second, it is not possible to invest directly in an index. All of the Fund’s share classes have the same investment objective - long-term total return and current income.

The S&P 500 Index is a capitalization-weighted index of approximately 500 stocks. Indexes are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

What were the significant events affecting the economy and market environment during the period surveyed?

The U.S. economy continued its halting progress during the last twelve months, emboldening the Federal Reserve to continue to “taper” their quantitative easing program. Early in this process, investors expected that “tapering” would mean noticeably higher long-term interest rates, however as time went by, investors began to agree with our expectation that that might not be so.

The muted domestic economic growth, however, has helped corporate profitability and free cash flow, because the slower growth has not demanded much capital spending for capacity expansion. This cash flow has increased already large cash balances, allowing management teams to reduce financial leverage and increase dividends.

How did the aforementioned events affect the Fund?

Initially, investors reacted to fears of higher interest rates by selling off higher dividend stocks including those in the Fund; however, as they reconsidered the implications of “tapering” the stocks held by the Fund began recovering. The increased corporate cash flow among our holdings also boosted the Fund by encouraging our portfolio holdings, which ranged in number from 39 to 46 during the period, to announce 62 dividend increases. Of course, generally as income generated by an asset increases, the price of that asset rises over time. However this cannot be guaranteed and past performance is no guarantee of future results.

DESTRA DIVIDEND TOTAL RETURN FUND
DESTRA DIVIDEND TOTAL RETURN FUND PORTFOLIO MANAGER LETTER, CONTINUED

Which holdings contributed to the Fund’s performance during the period surveyed?

The largest contributor to the Fund’s performance during the period surveyed was Energy Transfer Equity LP (3.39% of Net Assets). Energy Transfer Equity LP is the General Partner of several MLPs that are all developing high return projects. These projects should help boost these MLPs’ already strong cash flows, of which Energy Transfer Equity LP shares a larger and larger portion as they grow.

Intel Corp. (4.55% of Net Assets), another strong contributor to the portfolio’s performance has announced several new products for smart phone and tablet mobile computing which are gaining market share. Declining PC sales look to have bottomed in the U.S. and are in the process of doing so globally. These were the two biggest concerns that investors had when we purchased the shares, but they are being answered to investor’s satisfaction now. The Williams Cos., Inc. (3.50% of Net Assets), the third largest performance contributor, has grown their dividend by over 50% during the last year as they enjoy the faster cash flow growth generated by their transition to being a general partner for their pipeline MLP.

Which holdings detracted from the Fund’s performance during the period surveyed?

Portfolio laggards included Seadrill Ltd. (1.05% of Net Assets) and Ensco PLC – Class A (1.25% of Net Assets). Both companies lease ocean-going oil drilling rigs and drill ships. The market for drill ships and rigs has softened recently due in part to the large number of newly built ships and rigs entering service just as demand weakens because oil companies are rethinking their offshore drilling programs in favor of onshore prospects. We believe that these companies’ high dividends should be secure over the next six to twelve months because of the cash flow from the companies’ existing contracts.

GlaxoSmithKline PLC (2.26% of Net Assets), has suffered recently from a slower than expected start to a new respiratory drug and from the fact that it is a British company, in a time when the U.K. stock market has lagged the U.S. stock market in both U.S. Dollar and U.K. Pound terms. Overall, we still like their new drug pipeline and the company’s moves to combine its consumer and vaccine businesses with that of Novartis AG (2.19% of Net Assets). We believe that they can continue to grow their dividend.

What is your outlook for the asset classes in which the Fund invests?

We believe that the U.S. economy, while still growing, is not strong enough to suffer higher rates. In addition, higher U.S. interest rates would strengthen the U.S. Dollar and we do not think that the Fed wants to see a much higher U.S. Dollar nor the resultant economic drag caused by the higher cost of our exports. A higher U.S. Dollar would also add disinflationary pressures to the U.S. economy at a time when inflation is already below the Fed’s target rate. Given this we don’t believe the Fed will raise rates anytime soon, leaving our high dividend stocks as one of the few places for an income starved world to find current income.

Even if interest rates do go up, our research shows that, while changes in interest rates did matter somewhat to stock prices in the 1950s through the 1980s that correlation has not existed for the last twenty years or so. Now, it matters why interest rates change, not just that they changed. If interest rates are going up because of stronger economic activity, then we should expect that earnings and dividends should grow too.

Right now, it looks to us that whether or not interest rates go up, dividend stocks are in a desirable position, either as one of the few income sources in a low interest rate world, or as a way to participate in the growing earnings from a stronger economy.

DESTRA DIVIDEND TOTAL RETURN FUND
FUNDS RISK DISCLOSURES – DESTRA DIVIDEND TOTAL RETURN FUND

This document may contain forward-looking statements representing Destra’s, the portfolio managers’ or sub-adviser’s beliefs concerning futures operations, strategies, financial results or other developments. Investors are cautioned that such forward-looking statements involve risks and uncertainties. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond Destra’s, the portfolio managers’ or sub-adviser’s control or are subject to change, actual results could be materially different. There is no guarantee that such forward-looking statements will come to pass.

Some important risks of the Destra Dividend Total Return Fund are:

PRINCIPAL RISKS

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Active Management Risk—The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s sub-adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Currency Risk—Since a portion of the Fund’s assets may be invested in securities denominated foreign currencies, changes in currency exchange rates may adversely affect the Fund’s NAV, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Depositary Receipts Risk—Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Derivatives Risk—The use of derivatives such as options entail certain execution, market, liquidity, hedging and tax risks. If the investment adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. The Fund will be subject to risks that include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.

Dividend Income Risk—Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. In such an event, the yield on the Fund’s dividend paying equity securities would be adversely affected. Depending upon market conditions, income producing equities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to achieve its investment objective.

Energy Companies Risk—The Fund invests in energy companies, including pipeline and gas distribution companies. General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact energy companies.

Equity Securities Risk—Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Financial Services Companies Risk—The Fund invests in financial services companies. Financial services companies may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

Foreign Investment Risk/Emerging Markets Risk—Because the Fund can invest its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves

DESTRA DIVIDEND TOTAL RETURN FUND
FUNDS RISK DISCLOSURES – DESTRA DIVIDEND TOTAL RETURN FUND, CONTINUED

higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

General Fund Investing Risks—The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the annual fund operating expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s annual fund operating expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Health Care Companies Risk—The Fund invests in health care companies, including those that are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Information Technology Companies Risk—Information technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance.

Investment Risk—When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any mutual fund investment, you may lose some or all of your investment by investing in the Fund.

Market Risk and Selection Risk—Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Master Limited Partnership Risk and Sector Risk—An investment in units of master limited partnerships (“MLPs”) involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Utilities Companies Risk—The Fund invests in utilities companies. Utilities companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. Utilities issuers have been experiencing certain of these problems to varying degrees.

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. To obtain a prospectus, please contact your investment representative or Destra Capital Investments LLC at 877-855-3434 or access our website at destracapital.com.

OVERVIEW OF FUND EXPENSES
As of September 30, 2014 (unaudited)

As a shareholder of the Destra Investment Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 3/31/14 to 9/30/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses Paid
	Beginning	Ending	Expense Ratios	During the
	Account	Account	During the	Period
	Value	Value	Period 3/31/14	3/31/14 to
	3/31/14	9/30/2014	to 9/30/14	9/30/14†

Destra Dividend Total Return Fund Class A
Actual	$1,000.00	$1,080.10	1.60%	$8.34
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09
Destra Dividend Total Return Fund Class C
Actual	1,000.00	1,076.61	2.35%	12.23
Hypothetical (5% return before expenses)	1,000.00	1,013.29	2.35%	11.86
Destra Dividend Total Return Fund Class I
Actual	1,000.00	1,082.07	1.32%	6.89
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.32%	6.68

†
Expenses are calculated using the Fund’s annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six-month period).

DESTRA DIVIDEND TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
September 30, 2014

Number
of
Shares	Description	Fair Value
	Common Stocks - 97.9%

	Consumer Discretionary - 5.5%
25,484	Darden Restaurants, Inc	$ 1,311,407
27,370	Lamar Advertising Co. -
	Class A	1,347,972
32,955	Mattel, Inc	1,010,071
		3,669,450
	Energy - 27.6%
36,823	Energy Transfer Equity LP	2,271,611
35,037	Energy Transfer Partners LP	2,242,018
20,318	Ensco PLC - Class A
	(United Kingdom)	839,337
68,806	Enterprise Products
	Partners LP	2,772,882
17,176	Golar LNG Ltd. (Bermuda)	1,140,486
20,363	Kinder Morgan Energy
	Partners LP	1,899,461
38,960	Linn Energy LLC	1,174,254
18,270	ONEOK Partners LP	1,022,389
20,828	Plains All American Pipeline LP	1,225,936
26,342	Seadrill Ltd. (Bermuda)	704,912
21,216	Spectra Energy Corp	832,940
42,265	The Williams Cos., Inc	2,339,368
		18,465,594
	Financials - 13.1%
81,201	Ares Capital Corp	1,312,208
14,174	Bank of Montreal (Canada)	1,043,490
22,901	CME Group, Inc. - Class A	1,831,049
27,300	Digital Realty Trust, Inc	1,702,974
23,669	HCP, Inc	939,896
22,412	OMEGA Healthcare
	Investors, Inc	766,266
21,924	Senior Housing
	Properties Trust	458,650
21,854	Weyerhaeuser Co	696,268
		8,750,801
	Health Care - 16.8%
25,973	AbbVie, Inc	1,500,200
17,455	Baxter International, Inc	1,252,745
32,955	GlaxoSmithKline PLC, ADR
	(United Kingdom)	1,514,941
20,946	Johnson & Johnson	2,232,634
34,631	Merck & Co., Inc	2,052,926
15,570	Novartis AG, ADR
	(Switzerland)	1,465,604
41,194	Pfizer, Inc	1,218,106
		11,237,156
	Industrials - 5.4%
18,223	Eaton Corp. PLC (Ireland)	$ 1,154,791
96,282	General Electric Co	2,466,745
		3,621,536
	Information Technology - 15.0%
56,205	Cisco Systems, Inc	1,414,680
87,485	Intel Corp	3,046,228
34,840	Maxim Integrated
	Products, Inc	1,053,562
24,507	Microchip Technology, Inc	1,157,466
42,730	Microsoft Corp	1,980,963
24,647	Seagate Technology PLC
	(Ireland)	1,411,534
		10,064,433
	Materials - 1.9%
37,084	Potash Corp. of Saskatchewan,
	Inc. (Canada)	1,281,623

	Telecommunication Services - 5.5%
40,845	AT&T, Inc	1,439,378
11,869	BCE, Inc. (Canada)	507,518
14,732	Verizon Communications, Inc	736,453
30,581	Vodafone Group PLC, ADR
	(United Kingdom)	1,005,809
		3,689,158
	Utilities - 7.1%
42,590	American Water Works
	Co., Inc	2,054,116
16,435	National Grid PLC, ADR
	(United Kingdom)	1,181,348
36,656	NiSource, Inc	1,502,163
		4,737,627
	Total Common Stocks
	(Cost $55,334,036)	65,517,378

	Money Market Mutual Funds - 2.2%
1,466,881	Fidelity Institutional Money Market
	Prime, 0.00% (a)
	(Cost $1,466,881)	1,466,881

	Total Investments - 100.1%
	(Cost $56,800,917)	66,984,259

	Liabilities in excess of
	other Assets - (0.1%)	(53,975)
	Net Assets - 100.0%	$ 66,930,284

The accompanying notes are an integral part of these financial statements.

DESTRA DIVIDEND TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS, CONTINUED
September 30, 2014

		% of
Summary by Country	Fair Value	Net Assets
Bermuda	$1,845,398	2.8%
Canada	2,832,631	4.2
Ireland	2,566,325	3.8
Switzerland	1,465,604	2.2
United Kingdom	4,541,435	6.8
United States	53,732,866	80.3
Total Investments	66,984,259	100.1
Liabilities in excess of other Assets	(53,975)	(0.1)
Net Assets	$66,930,284	100.0%

ADR – American Depositary Receipt
LLC – Limited Liability Corporation
LP – Limited Partnership
PLC – Public Limited Company

      (a) Interest rate shown reflects yield as of September 30, 2014.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014

Assets
Investments:
Investments at cost	$56,800,917
Net unrealized appreciation	10,183,342
Total investments at value	66,984,259
Receivables:
Capital shares sold	356,061
Dividends and interest	80,556
Due from the advisor	9,559
Foreign tax reclaims	2,389
Total assets	67,432,824

Liabilities
Payables:
Capital shares redeemed	299,695
Due to advisor	46,715
Legal fees	44,154
Audit fees	21,482
Blue Sky fees	18,150
Transfer agent fees	10,640
Trustees’ fees	10,500
Distribution payable	291
Other expenses and liabilities	50,913
Total liabilities	502,540
Net Assets	$66,930,284

Composition of Net Assets
Paid-in capital ($0.001 par value common stock)	$54,657,681
Undistributed net investment income	30,450
Accumulated net realized gain on investments	2,058,811
Net unrealized appreciation on investments	10,183,342
Net Assets	$66,930,284

Net Assets
Class A	$13,236,211
Class C	$16,205,844
Class I	$37,488,229

Shares Outstanding
Class A	574,320
Class C	780,799
Class I	1,625,685

Net Asset Value Per Share
Class A	$23.05
Maximum Offering Price Per Share	$24.46
Class C	$20.76
Class I	$23.06

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended September 30, 2014

Investment Income
Dividends	$2,735,634
Less: foreign taxes withheld	(31,169)
Total Investment Income	2,704,465

Expenses
Advisory fees	475,298
Transfer agent fees	99,904
Administration and accounting fees	80,279
Legal fees	75,806
Distribution fees Class A	58,686
Distribution fees Class C	129,695
Shareholder reporting fees	36,590
Shareholder service fees	32,310
Blue Sky Class A	26,701
Blue Sky Class C	18,033
Blue Sky Class I	20,262
Audit fees	24,999
Custody fees	11,661
Trustees’ fees and expenses	24,050
Insurance fees	14,931
Other expenses	2,724
Total expenses	1,131,929
Less: expense waivers and reimbursements	(194,798)
Net expenses	937,131
Net Investment Income	$1,767,334

Realized and Unrealized Gain (Loss):
Net realized gain on investments in securities	2,065,733
Net change in unrealized appreciation on investments in securities	5,097,128
Net realized and unrealized gain on investments in securities	7,162,861
Net Increase in Net Assets Resulting from Operations	$8,930,195

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended September 30, 2014 and September 30, 2013

	For the	For the
	year	year
	ended	ended
	September 30,	September 30,
	2014	2013
Increase in Net Assets Resulting from Operations
Net investment income	$1,767,334	$671,185
Net realized gain on investments in securities	2,065,733	672,444
Net change in unrealized appreciation on investments in securities	5,097,128	3,681,038
Net increase in net assets resulting from operations	8,930,195	5,024,667

Class A
Distribution to Shareholders
Net investment income	(717,367)	(355,702)
Net realized gain	(275,774)	—
Total distributions to shareholders	(993,141)	(355,702)

Class C
Distribution to Shareholders
Net investment income	(339,606)	(83,456)
Net realized gain	(139,959)	—
Total distributions to shareholders	(479,565)	(83,456)

Class I
Distribution to Shareholders
Net investment income	(652,512)	(253,368)
Net realized gain	(165,694)	—
Total distributions to shareholders	(818,206)	(253,368)

Class A
Capital Share Transactions
Proceeds from shares sold	8,897,100	10,007,004
Dividends reinvested	606,760	306,572
Cost of shares redeemed	(22,739,534)	(4,834,362)
Net increase (decrease) from capital share transactions	(13,235,674)	5,479,214

Class C
Capital Share Transactions
Proceeds from shares sold	5,568,897	4,580,641
Dividends reinvested	272,702	67,469
Cost of shares redeemed	(1,238,721)	(419,418)
Net increase from capital share transactions	4,602,878	4,228,692

Class I
Capital Share Transactions
Proceeds from shares sold	26,263,571	8,930,082
Dividends reinvested	551,100	221,413
Cost of shares redeemed	(5,062,799)	(5,285,185)
Redemption fees	11,171	12,917
Net increase from capital share transactions	21,763,043	3,879,227

Total increase in net assets	19,769,530	17,919,274
Net Assets
Beginning of year	47,160,754	29,241,480
End of year	$66,930,284	$47,160,754
Undistributed net investment income at end of year	$30,450	$52,756

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the years ended September 30, 2014 and September 30, 2013

	For the	For the
	year	year
	ended	ended
	September 30,	September 30,
	2014	2013
Class A
Change in Shares Outstanding
Shares outstanding, beginning of year	1,147,050	862,884
Shares sold	409,775	515,170
Shares reinvested	28,122	16,203
Shares redeemed	(1,010,627)	(247,207)
Shares outstanding, end of year	574,320	1,147,050

Class C
Change in Shares Outstanding
Shares outstanding, beginning of year	549,498	307,161
Shares sold	279,965	262,273
Shares reinvested	14,040	3,983
Shares redeemed	(62,704)	(23,919)
Shares outstanding, end of year	780,799	549,498

Class I
Change in Shares Outstanding
Shares outstanding, beginning of year	673,789	463,036
Shares sold	1,159,821	469,947
Shares reinvested	25,197	11,649
Shares redeemed	(233,122)	(270,843)
Shares outstanding, end of year	1,625,685	673,789

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout the periods indicated.

					For the
	For the	For the	For the		period
	year	year	year		August 10,
	ended	ended	ended		2011* to
	September 30,	September 30,	September 30,		September 30,
	2014	2013	2012		2011
Class A
Net asset value, beginning of period	$20.35	$18.23	$15.14		$15.00
Investment operations:
Net investment income1	0.76	0.34	0.36		0.02
Net realized and unrealized gain	2.86	2.14	2.99		0.12
Net Increase in Net Asset Value from Operations	3.62	2.48	3.35		0.14

Distributions paid to shareholders from:
Net investment income	(0.68)	(0.36)	(0.26)		—
Net realized gains	(0.24)	—	—	5	—
Total distributions	(0.92)	(0.36)	(0.26)		—

Net asset value, end of period	$23.05	$20.35	$18.23		$15.14

TOTAL RETURN2	18.14%	13.78%	22.23%		0.93	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$13,236	$23,338	$15,734		$25
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.60%	1.60%	1.60%		1.60	%3
Expenses, prior to expense reimbursements/waivers	2.06%	2.12%	3.95%		532.98	%3
Net investment income	3.47%	1.77%	2.06%		1.05	%3
Portfolio turnover rate	24%	21%	17%		—	%4

Class C
Net asset value, beginning of period	$18.41	$16.50	$15.00	†	$—
Investment operations:
Net investment income1	0.47	0.18	0.19	†	—
Net realized and unrealized gain	2.65	1.93	1.41	†	—
Net Increase in Net Asset Value from Operations	3.12	2.11	1.60	†	—

Distributions paid to shareholders from:
Net investment income	(0.53)	(0.20)	(0.10	)†	—
Net realized gains	(0.24)	—	—	5†	—
Total distributions	(0.77)	(0.20)	(0.10	)†	—

Net asset value, end of period	$20.76	$18.41	$16.50	†	$—

TOTAL RETURN2	17.28%	12.89%	10.71	%4†	—%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$16,206	$10,114	$5,067	†	$—
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	2.35%	2.35%	2.35	%3†	—
Expenses, prior to expense reimbursements/waivers	2.62%	2.81%	6.67	%3†	—
Net investment income	2.39%	1.02%	1.26	%3†	—
Portfolio turnover rate	24%	21%	17	%4†	—%

*	Commencement of operations.

†	Data is provided for the period November 1, 2011 (commencement of operations) to September 30, 2012.

1	Based on average shares outstanding.

2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.

4	Not annualized.

5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS, CONTINUED
For a share of common stock outstanding throughout the periods indicated.

For the
For the	For the	For the	period
year	year	year	August 10,
ended	ended	ended	2011* to
September 30,	September 30,	September 30,	September 30,
2014	2013	2012	2011
Class I
Net asset value, beginning of period	$20.35	$18.23	$15.14	$15.00
Investment operations:
Net investment income1	0.73	0.39	0.38	0.04
Net realized and unrealized gain	2.95	2.14	3.02	0.10
Net Increase in Net Asset Value from Operations	3.68	2.53	3.40	0.14

Distributions paid to shareholders from:
Net investment income	(0.74)	(0.43)	(0.32)	—
Net realized gains	(0.24)	—	—	5	—
Total distributions	(0.98)	(0.43)	(0.32)	—

Redemption Fees	0.01	0.02	0.01	—

Net asset value, end of period	$23.06	$20.35	$18.23	$15.14

TOTAL RETURN2	18.52%	14.17%	22.72%	0.93	%4
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s omitted)	$37,488	$13,709	$8,440	$1,010
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	1.32%	1.32%	1.32%	1.32	%3
Expenses, prior to expense reimbursements/waivers	1.59%	1.79%	6.26%	44.22	%3
Net investment income	3.30%	2.02%	2.18%	1.60	%3
Portfolio turnover rate	24%	21%	17%	—	%4

*	Commencement of operations.

1	Based on average shares outstanding.

2
Assumes an investment at net asset value at the beginning of period, reinvestment of all distributions for the period and does not include payment of the maximum sales charge or contingent deferred sales charge (CDSC). Total return would have been lower if certain expenses had not been waived or reimbursed by the investment advisor.

3	Annualized.

4	Not annualized.

5	Greater than $0.000, but less than $0.005.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2014

1. ORGANIZATION

Destra Investment Trust (the “Trust”) was organized as a Massachusetts business trust on May 25, 2010, as an open-end investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). At the end of the period, the Trust consisted of one fund, the Destra Dividend Total Return Fund (the “Fund” or “Dividend Total Return Fund”). The Dividend Total Return Fund’s investment objective is to seek long-term total return and current income. The Fund currently offers three classes of shares, Classes A, C, and I. All share classes have equal rights and voting privileges, except in matters affecting a single class. The Fund is diversified and represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Dividend Total Return Fund:

Investment Valuation

Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter (“OTC”) market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the prices supplied by the pricing agent for such securities, if available, and otherwise shall be valued at the available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase and of sufficient credit quality are valued at amortized cost, which approximates market value.

In accordance with Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820-10 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g., yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g., discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund has adopted policies and procedures consistent with the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the standard requires reporting entities to disclose i) for Level 2 or Level 3 positions, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements for Level 3 positions must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management. For Level 3 securities, the Fund estimates fair value based upon a variety of observable and non-observable inputs using procedures established in good faith by management. The Fund’s procedures are approved by the Board of Trustees.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2014, CONTINUED

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by Level within the fair value hierarchy as of September 30, 2014:

Destra Dividend Total Return Fund
	Level 1	Level 2	Level 3	Total
Common Stocks*	$65,517,378	$—	$—	$65,517,378
Money Market Mutual Funds	1,466,881	—	—	1,466,881
Total	$66,984,259	$—	$—	$66,984,259

* Please refer to the schedule of investments to view securities segregated by industry.

The Fund held no Level 2 and Level 3 securities during the year ended September 30, 2014.

Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date basis. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Allocation of Income and Expenses

In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Cash and Cash Equivalents

Cash and cash equivalents includes US dollar deposits at bank accounts at amounts which may exceed insured limits. The Fund is subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, since its commencement of operations, the Fund has not had claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Distributions to Shareholders

The Fund intends to pay substantially all of its net investment income to shareholders through annual distributions. In addition, the Fund intends to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Destra Capital Advisors LLC, the Fund’s investment advisor (the “Advisor”), subject to the oversight of the Trust’s Board of Trustees, the Advisor is

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2014, CONTINUED

responsible for managing the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and limitations and providing day-to-day administrative services either directly or through others selected by it for the Fund. The Advisor receives an annual fee payable monthly, at an annual rate of 0.85% of the average daily net assets of the Fund.

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse the other expenses to the extent necessary to reduce the expense ratios of Class A, Class C, and Class I of the Fund to 1.60%, 2.35%, and 1.32%, respectively. This waiver will continue in effect until February 1, 2022. The waiver may be terminated or modified prior to February 1, 2022 only with the approval of the Board of Trustees. The expense ratio for each class represents the ratio of the total annual operating expenses of the class (excluding interest, taxes, brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any) to the average net assets of the class.

Sub-Advisory Agreement

The Fund has retained Miller/Howard Investments, Inc. (“Miller/Howard”) to serve as its investment sub-adviser. The Advisor has agreed to pay from its own assets an annualized sub-advisory fee to Miller/Howard equal to one half of the net advisory fees collected by the Advisor net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor in respect of the Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon serves as the Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s Transfer Agent.

4. DISTRIBUTION AND SERVICE PLANS

The Fund’s Class A and C shares have adopted a distribution and shareholder servicing plan (“Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan that permits the payment at an annual rate of up to 0.25% and 1.00% of the average daily net assets of Class A and C shares of the Fund, respectively. Payments are made to Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

For the year ended September 30, 2014 the Fund incurred distribution fees under the Plan as follows:

Fund Class	Class A	Class C
Destra Dividend Total Return Fund	$58,686	$129,695

For the year ended September 30, 2014 the Fund incurred shareholder servicing fees under the Plan as follows:

Fund Class	Class A	Class C	Class I
Destra Dividend Total Return Fund	$29,475	$2,835	$—

5. FEDERAL INCOME TAX MATTERS

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for US federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund does not expect to be subject to US federal excise tax.

For the year ended September 30, 2014, the cost of investments on a tax basis, including any adjustment for financial reporting purposes, were as follows:

		Gross	Gross
	Cost of	Unrealized	Unrealized	Net Unrealized
	Investments	Appreciation	Depreciation	Appreciation
Destra Dividend Total Return Fund	$56,897,466	$12,348,582	$(2,261,789)	$10,086,793

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2014, CONTINUED

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, investments in publicly traded partnerships and real estate investment trusts. For the year ended September 30, 2014, the components of accumulated earnings/loss on tax-basis were as follows:

Total
	Undistributed	Accumulated	Temporary	Net Unrealized	Accumulated
	Ordinary	Capital and	Book/Tax	Appreciation	Earnings
	Income	Other Losses	Differences	(Depreciation)	(Losses)
Destra Dividend Total Return Fund	$551,655	$1,634,446	$(291)	$10,086,793	$12,272,603

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of investments in publicly traded partnerships and real estate investment trusts. Results of operations and net assets were not affected by these reclassifications.

For the year ended September 30, 2014, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Accumulated
	Undistributed	Net Realized
	Net Investment	Gain on	Paid-in
	Income	Investments	Capital
Destra Dividend Total Return Fund	$(80,155)	$81,469	$(1,314)

At September 30, 2014, for Federal income tax purposes, the Fund had no capital loss carryforwards.

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the Funds next taxable year. For the year ended September 30, 2014, the Fund had no losses deferred to October 1, 2014.

The tax character of distributions paid for the year ended September 30, 2014 were as follows:

	Distributions	Distributions	Distributions
	Paid From	Paid From	Paid From
	Ordinary	Long-Term	Return
	Income	Capital Gains	of Capital
Destra Dividend Total Return Fund	$1,903,767	$387,145	$ —

6. INVESTMENT TRANSACTIONS

For the year ended September 30, 2014, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments were as follows:

	Purchases	Sales
Destra Dividend Total Return Fund	$26,374,900	$13,166,198

7. PURCHASES AND REDEMPTIONS OF SHARES

Purchases of Class A shares are subject to an initial sales charge on purchases of less than $1,000,000. The Fund’s Class A, C, and I shares are purchased at prices per share as determined at the close of the regular trading session of the NYSE after a purchase order is received in good order by a Fund or its authorized agent. Some authorized agents may charge a separate or additional fee for processing the purchase of shares.

Redemption requests will be processed at the next net asset value per share calculated after a redemption request is accepted. For Class I shares, a redemption fee of 2.00% may be deducted from a shareholder’s redemption proceeds with respect to shares redeemed within 90 days of purchase. The Fund charges this fee in order to discourage short-term investors. The Fund retains this fee for the benefit of the remaining shareholders.

A contingent deferred sales charge of 1.00% may be deducted with respect to Class A shares purchased without a sales load and redeemed within 12 months of purchase.

A contingent deferred sales charge of 1.00% applies on Class C shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors as described in the Fund’s Prospectus.

NOTES TO THE FINANCIAL STATEMENTS
September 30, 2014, CONTINUED

8. SUBSEQUENT EVENTS

On August 25, 2014, Arrowpoint Asset Management LLC (“Arrowpoint”) agreed to acquire additional units in Destra Capital Management LLC (“Destra”), the parent company of the Advisor. As a result, Arrowpoint and its affiliates will own in the aggregate approximately 79% of Destra following the consummation of this transaction. The closing of the transaction is subject to certain conditions, including among others, approval of new investment management agreements and new sub-advisory agreements by the Boards and the shareholders of the Funds. Such approvals were obtained on November 6, 2014. The transaction closed on November 20, 2014 resulting in a new Investment Management Agreement and Investments Sub-Advisory Agreements. Please see the Board Considerations Regarding the Approval of the Investment Management Agreement and Investment Sub-Advisory Agreements (unaudited) and the Shareholder Meeting Results (unaudited) sections in this report for additional information.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Destra Investment Trust:

We have audited the accompanying statement of assets and liabilities of Destra Dividend Total Return Fund (the Fund, within Destra Investment Trust), including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 24, 2014

SUPPLEMENTAL INFORMATION
(unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Fund	DRD	QDI
Destra Dividend Total Return Fund	58.86%	73.01%

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT (UNAUDITED)

On August 25, 2014, Arrowpoint Asset Management LLC (“Arrowpoint”) agreed to acquire additional units in Destra Capital Management LLC (“Destra”), the parent company of the Advisor. As a result, Arrowpoint and its affiliates will own in the aggregate approximately 79% of Destra following the consummation of this Transaction (“Transaction”). The closing of the Transaction is subject to certain conditions, including among others, approval of new investment management agreements and new sub-advisory agreements by the Boards and the shareholders of the Funds.

The Board, including the Independent Trustees, is responsible for approving the New Investment Management Agreements with Destra and the New Investment Sub-Advisory Agreements with each Sub-Adviser (together, the New Investment Management Agreements and New Investment Sub-Advisory Agreements will be referred to as the “Agreements”) for the Fund.

In anticipation of the Transaction, the Boards met at a Regular Meeting on August 5, 2014, and Special Meetings on July 16, 2014, August 25, 2014, and September 25, 2014, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve the New Investment Management Agreements and the New Investment Sub-Advisory Agreements. The Nominating Committee of the current Board also met on July 28, 2014, August 12, 2014, and September 25, 2014.

In connection with the Board’s review of the Agreements, the Independent Trustees requested, and the Adviser and Arrowpoint provided the Board with, information about a variety of matters. The Board considered, among other things, the following information:

•
the anticipated enhanced financial strength and resources of the Adviser and Distributor following the Transaction and Arrowpoint’s commitment to provide financial support to the Adviser for the next five years;

•	that the Adviser has no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Funds;

•	the potential for changes in the employees and staff of the Adviser following the Transaction;

•
that it is currently expected that, except for two individuals, the current key employees of the Adviser primarily responsible for portfolio management and compliance services for the Fund will remain employees of the Adviser or be retained as consultants and will continue to provide services to the Fund following the Transaction;

•	that sub-advisory services currently provided to the Fund will not be affected by the Transaction;

•
that the Adviser or one of its affiliates has agreed to pay all expenses of the Funds in connection with the Board’s consideration of the Agreements and all costs of seeking shareholder approval of the Agreements;

•	Arrowpoint’s statement to the Board that the manner in which the Fund’s assets are managed will not change as a result of the Transaction;

•	the assurance from the Adviser and Arrowpoint that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund;

•	the Adviser’s current financial condition and anticipated positive impact of the Transaction;

•	the impact of the Transaction on the Adviser’s day-to-day operations; and

•	the long-term business goals of Arrowpoint and the Adviser with regard to the business and operations of the Adviser.

At a meeting held on August 5, 2014, the Board and the Independent Trustees, voting separately, determined that the Agreements for each Fund are in the best interests of that Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them for an initial two-year term.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT, CONTINUED (UNAUDITED)

of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received materials in advance of Board meetings from Destra and Arrowpoint. The Independent Trustees also met with senior executives of Destra and Arrowpoint. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by Destra and Arrowpoint. Each Board applied its business judgment to determine whether the arrangements between the Trust, Destra and each Sub-Adviser are reasonable business arrangements from the Fund’s perspective as well as from the perspective of shareholders.

Nature, Extent and Quality of Services Provided to the Funds

In connection with the investment advisory services to be provided under the New Investment Management Agreements, the Board took into account detailed discussions with representatives of the Adviser and Arrowpoint regarding the management of each Fund. The Board noted that, except for two individuals, key management personnel servicing the Fund are expected to remain with the Adviser following the Transaction or be retained as consultants and that the level and quality of the services to be provided to the Fund by the Adviser are not expected to change. The Board was made aware of contingency plans of the Adviser in the event key management personnel were to leave the firm prior to or following the Transaction, which could readily be implemented should the need arise. The Board also considered the Adviser’s and Arrowpoint’s representations to the Board that Arrowpoint intends for the Adviser to continue to operate following the Closing of the Transaction in much the same manner as it operates today, and that the impact of the Transaction on the day-to-day operations of the Adviser would be positive. The Board discussed the Adviser’s anticipated financial condition following the completion of the Transaction and Arrowpoint’s commitment to provide financial support to the Adviser for the next five years. The Board also considered Destra’s statement that its compliance policies and procedures, disaster recovery plans, information security controls and insurance program would not change following the consummation of the Transaction. Based on this review, the Board concluded that the range and quality of services provided by the Adviser to the Funds were expected to continue under the New Investment Management Agreement at the same or improved levels. There was no expected impact on the services to be provided by the Sub-Advisers as a result of the Transaction.

Investment Performance of the Funds

The Board considered the Adviser’s investment philosophy and experience and its history in managing the Fund. The Board also reviewed Fund performance information, which it reviewed at regular quarterly meetings and at the most recent annual contract review. The Board noted that, except for one individual, the Adviser’s key personnel currently responsible for the portfolio management and oversight of the Fund were expected to continue to provide those services following the Closing of the Transaction. The Board also considered that the Adviser has delegated responsibility for the day-to-day management of the Fund to the Sub-Adviser, which would continue to manage the Fund in the same manner following the Closing of the Transaction.

Costs of Services Provided and Profits Realized by the Adviser

In evaluating the costs of the services to be provided by the Adviser under the Agreements, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Investment Management Agreement for each Fund is substantially identical to the current Agreement, including the fact that the fee rates under the agreements are identical and that representatives of the Adviser represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waiver or expense reimbursements currently in effect for the Fund. The Board noted that it was too early to predict how the Transaction may affect the Adviser’s future profitability from its relationship with the Fund. The Boards also noted that the Sub-Adviser fee rate under the New Investment Sub-Advisory Agreement is the same as that assessed under the current Sub-Advisory Agreement.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered any potential economies of scale that may result from the Transaction. The Board noted that any change in economies of scale resulting from the Transaction would be speculative at present.

BOARD CONSIDERATIONS REGARDING THE APPROVAL OF THE INVESTMENT MANAGEMENT
AGREEMENT AND INVESTMENT SUB-ADVISORY AGREEMENT, CONTINUED (UNAUDITED)

Other Benefits to the Adviser

The Board noted their prior determinations that the fees under the current Agreements were reasonable, taking into consideration other benefits to the Adviser. The Board also considered other benefits to the Adviser, Arrowpoint and their affiliates expected to be derived from their relationships with the Fund as a result of the Transaction and noted that no additional benefits were reported by the Adviser or Arrowpoint as a result of the Transaction. The Board also noted that the Sub-Adviser would not be affected by the Transaction.

The Board considered that Destra had identified as a fallout benefit to Destra and Destra Capital Investments LLC the raising of its stature in the investment management industry. Based on their review, the Independent Trustees concluded that any indirect benefits received by Destra or the Sub Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

Board Determination

After discussion, the Board and the Independent Trustees, voting separately, concluded that, based upon such information as they considered necessary to the exercise of their reasonable business judgment, it was in the best interests of the Fund to approve the Agreements for an initial two-year term. No single factor was identified as determinative in the Board’s analysis or any Independent Trustee’s analysis.

SHAREHOLDER MEETING RESULTS
(unaudited)

A Special Meeting (“Meeting”) of Shareholders of the Destra Dividend Total Return Fund was held on November 6, 2014. The Meeting was held for the following purpose:

To elect four (4) trustees to the Board of Trustees of the Destra Dividend Total Return Fund.

The results of the voting on the above matters were as follows:

		Votes
Director Proposal	Votes For	Withheld
John S. Emrich	1,605,345	10,021
Michael S. Erickson	1,605,345	10,021
James Bernard Glavin	1,605,345	10,021
Nicholas Dalmaso	1,605,345	10,021

To approve a new Investment Management Agreement
		Shares Voted
For		1,169,489
Against		6,453
Abstain		2,468
Broker Non-Vote		436,956

To approve a new Investment Sub-Advisory Agreement
		Shares Voted
For		1,160,078
Against		6,453
Abstain		11,879
Broker Non-Vote		436,956

TRUSTEES AND OFFICERS
(unaudited)

The management of the Trust, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The Trust has four trustees, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and three of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, Destra Capital Advisors LLC or its affiliates. The names, business addresses and year of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are trustees of the Fund. The address of each officer and trustee is One North Wacker, 48th Floor, Chicago, IL 60606. The Statement of Additional Information includes additional information about the Trustees and Officers and is available without charge by calling Destra Capital Advisors LLC at (877) 287-9646, writing to Destra Capital Advisors LLC at One North Wacker, 48th Floor, Chicago, IL 60606 or visiting Destra Capital Advisors LLC at destracapital.com/literature.

Independent Trustees

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and	Principal	Fund	Held by
Name, Business	Position(s)	Length of	Occupation(s)	Complex to	Trustee
Address and	to Be Held	Time	During Past	Be Overseen	During Last
Birth Year	with Funds	Served	Five Years	by Trustee	Five Years

Independent Trustees Nominees

John S. Emrich, CFA	Trustee	Term—	Private Investor,	3	Meridian Fund, Inc.
One North Wacker		Indefinite	January 2011 to		(four portfolios)
48th Floor		Length of	present; Co-Founder
Chicago, IL 60606		Service—2014	and Portfolio Manager,
Birth year: 1967			Ironworks Capital
Management (an
investment adviser),
April 2005 to December
2010; Member and
Manager, Iroquois Valley
Farms LLC, June 2012 to
present

Michael S. Erickson	Trustee	Term—	Private Investor, August	3	Meridian Fund, Inc.
One North Wacker		Indefinite	2007 to present; Trustee		(four portfolios)
48th Floor		Length of	and Treasurer, The Marin
Chicago, IL 60606		Service—2014	School, September 2005
Birth year: 1952			to June 2008

James Bernard Glavin	Trustee	Term—	Retired; previously	3	Meridian Fund, Inc.
One North Wacker		Indefinite	Chairman of the		(four portfolios)
48th Floor		Length of	Board, Orchestra
Chicago, IL 60606		Service—2014	Therapeutics, Inc.
Birth year: 1935

TRUSTEES AND OFFICERS, CONTINUED
(unaudited)

Interested Trustee

Number of
		Term of		Portfolios in
		Office and	Principal	Fund	Other
	Position(s)	Length of	Occupation(s)	Complex	Directorships
Name and	Held with	Time	During Past	Overseen by	Held by
Year of Birth	Trust	Served	5 Years	Trustee	Trustee

Interested Trustee

Nicholas Dalmaso **	Trustee	Term-	Co-Chairman,	3	None
Birth Year: 1965	and Chief	Indefinite	General Counsel
	Executive	Length of	and Chief Operating
	Officer	Service-	Officer of Destra
		Since 2010	Capital Management
LLC, President, Chief
Operating Officer and
General Counsel, Destra
Capital Advisors LLC;
President, Chief Operating
Officer and General
Counsel, Destra Capital
Investments LLC;
(2001-2008) General
Counsel and Chief
Administrative Officer,
Claymore Securities, Inc.

*	Each trustee serves for the lifetime of the Trust until removal, resignation or retirement and his or her successor is elected.

**	Mr. Dalmaso is an “Interested Person” of the Trust, as defined in the 1940 Act, by reason of his position with and prior ownership of Destra Capital Management LLC and its subsidiaries.

TRUSTEES AND OFFICERS, CONTINUED
(unaudited)

Term of
Office and
	Position(s)	Length of
Name and	Held with	Time
Year of Birth	Trust	Served	Principal Occupation(s) During Past 5 Years

Officers of the Trust

Rick Grove	Chief	Term-	Chief Operating Officer and Chief Compliance Officer,
Birth Year: 1968	Compliance	Indefinite	Arrowpoint Asset Management, LLC
	Officer	Length of	Vice President, Secretary, and Chief Compliance Officer,
		Service-	Meridian Fund, Inc.
Since 2014

Derek Mullins	Chief	Term-	Director of Operations, Arrowpoint Asset Management, LLC
Birth Year: 1973	Financial	Indefinite	Chief Financial Officer and Treasurer, Meridian Fund, Inc.
	Officer and	Length of
	Treasurer	Service-
Since 2014

Justin M. Pfaff, CFA	Secretary	Term-	Managing Director, Destra Capital Advisors, LLC and Destra
Birth Year: 1981		Indefinite	Capital Investments LLC; Vice President (2005-2013),
		Length of	Guggenheim Investments
Service-
Since 2014

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TRUST INFORMATION

Board of Trustees	Officers	Investment Adviser
John S. Emrich	Nicholas Dalmaso	Destra Capital Advisors LLC
	Chief Executive Officer	Chicago, IL
Michael S. Erickson
	Rick Grove	Distributor
James Bernard Glavin	Chief Compliance Officer	Destra Capital Investments LLC
Chicago, IL
Nicholas Dalmaso*	Derek Mullins
	Chief Financial Officer	Administrator, Accounting Agent,
* “Interested Person” of the Trust, as		Custodian and Transfer Agent
defined in the Investment Company	Justin Pfaff	The Bank of New York Mellon
Act of 1940, as amended.	Secretary	New York, NY

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered Public
Accounting Firm
KPMG LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of their shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to Destra Capital Advisors LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of the Trust?

• If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 287-9646.

Information regarding how the Fund voted proxies for portfolio securities is available without charge and upon request by calling (877) 287-9646, or visiting Destra Capital Investments LLC’s website at http://www.destracapital.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting Destra Capital Investments LLC’s website at http://destracapital.com. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that John Emrich is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $18,850 for 2013 and $20,000 for 2014.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2013 and $6,000 for 2014.

•	Review of excise tax calculations and tax returns for the funds within the Trust.

•	Review of tax adjustments and footnotes within the annual financial statements of the Trust.

All Other Fees

(d)
For the registrant’s fiscal years ending 2014 and 2013, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policy

Destra Investment Trust Funds (Each, a “Fund”)

Audit and Non-Audit Services Pre-Approval Policy

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of each Fund is responsible for the appointment, compensation and oversight of the work of the independent auditor.  As part of this responsibility, the Audit Committee is required to pre-approve the audit and permissible non-audit services performed for the Funds, as well as non-audit services performed for a “service affiliate” of the Funds if the engagement relates directly to the operations and financial reporting of the Funds, in order to assure that they do not impair the auditor’s independence from the Funds.  For purposes of this Policy, a “service affiliate” of the Funds is defined as Destra Capital Advisors LLC (“Destra Advisors”) and any entity controlling, controlled by, or under common control with Destra Advisors that provides ongoing services to any Fund.

To implement the provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  While there are many specific provisions contained in the Act and the related rules issued by the SEC, there are three guiding principles that must be considered.  KPMG LLP (“KPMG”) acts as independent auditors for the Funds.  KPMG’s independence will be deemed to be impaired if it provides a service whereby it:

A.  Functions in the role of management,

B.  Is in the position of auditing its own work, or

C.  Serves in an advocacy role for a Fund.

Accordingly, KPMG may not be engaged to perform any service that violates any of the three guidelines enumerated above.  The SEC has specifically identified nine types of prohibited non-audit services which an independent auditor may not perform for its audit clients, and which an independent auditor for the Funds is therefore prohibited from providing to the Funds (or to a service affiliate that is itself an audit client of the independent auditor), as follows:

A.  Bookkeeping or other services related to the accounting records or financial statements of the audit client;

B.  Financial information systems design and implementation;

C.  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

D.  Actuarial services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

E.  Internal audit outsourcing services, unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements;

F.  Management functions or human resources;

G.  Broker or dealer, investment adviser, or investment banking services;

H.  Legal services and expert services unrelated to the audit; and

I.  Any other service that the Public Company Accounting Oversight Board (“PCAOB”) determines, by regulation, is impermissible.

The Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy, as may be amended from time to time (the “Policy”), which sets forth the procedures and the conditions pursuant to which audit and non-audit services, including non-audit services provided to Destra Advisors and any other service affiliate of the Funds, are to be pre-approved.

The SEC’s rules on auditor independence establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either may be pre-approved by the Audit Committee agreeing to a framework with descriptions of allowable services that are subject to general pre-approval (“general pre-approval”), or require the specific pre-approval of the Audit Committee (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Audit Committee will annually review and pre-approve the services that may be provided by KPMG that are subject to general pre-approval, as well as the fees for these services.  Annually, KPMG will send to the Audit Committee engagements letters outlining the audit and tax services that it proposes to provide during the period described in the engagement letters. Such services will typically include the annual audit of financial statements for the Funds, tax return and compliance services (federal, state and excise tax) and tax advice and other consulting services.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities to pre-approve audit and permitted non-audit services performed for the Funds, as well as certain non-audit services performed for a service affiliate of the Funds.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

KPMG has reviewed this Policy and believes that implementation of the Policy will not adversely affect its independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The selected member must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III.	Audit Services

The annual Audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee.  Audit services include the annual financial statement audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope, Fund structure or other items, beyond what was approved in the engagement letter.  The Audit Committee will annually review and pre-approve the Audit services described in KPMG’s engagement letter.

IV.	Tax Services

Because the Audit Committee believes that, based upon the representations of KPMG, the provision of Tax services to the Funds, such as tax returns (federal, state and excise), tax compliance, tax advice and other consulting services, does not impair its independence, and is consistent with the SEC’s and PCAOB’s rules on auditor independence, the Audit Committee may grant general pre-approval to Tax services.

The Audit Committee will annually review and pre-approve the Tax services described in KPMG’s engagement letter, and the approval of KPMG as the Funds’ independent auditor shall constitute pre-approval of such Tax services.  All other Tax services must be specifically pre-approved by the Audit Committee.

V.	Procedures

At the August 25, 2014 meeting of the Audit Committee, KPMG submitted to the Audit Committee engagement letters of audit and tax services that are subject to general pre-approval.  These engagement letters shall provide a description of each type of service that is subject to general pre-approval for the current fiscal year, the maximum fee for each service and the projected fees (or a range of projected fees) for each service that has not been pre-approved, if any.  The Audit Committee will review and pre-approve the types of services, the maximum fee for each service and the projected fees (or a range of projected fees) for any additional service, if any, for such fiscal year.  The services and fee amounts will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

If subsequent to the general pre-approval by the Audit Committee of the services listed on the engagement letters, the Funds or one of their service affiliates determines that it would like to engage KPMG to perform a service not listed on the engagement letters, KPMG shall submit its request for specific pre-approval of such service to the Funds’ Treasurer, and if the proposed service fits within the SEC’s auditor independence guidelines, the Treasurer will arrange for a discussion of the proposed service to be included on the agenda for the next regularly scheduled Audit Committee meeting so that specific pre-approval by the Audit Committee can be obtained.  If the timing of the project is critical and the proposed service needs to commence before the next regularly scheduled Audit Committee meeting, the review and specific pre-approval by the Chairman of the Audit Committee must be obtained before any service is provided.  The Audit Committee Chairman can request that a telephonic meeting of the entire Audit Committee occur to discuss the proposed service.  Communications with the Audit Committee Chairman will be arranged by the Treasurer.  KPMG must not commence any such service until specific pre-approval has been given.

Adopted:   August 25, 2014

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2014.

(h)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                         Destra Investment Trust

By (Signature and Title)*                  /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date            December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                 /s/ Nicholas Dalmaso
Nicholas Dalmaso, Chief Executive Officer
(principal executive officer)

Date            December 5, 2014

By (Signature and Title)*                  /s/ Derek Mullins
Derek Mullins, Chief Financial Officer
(principal financial officer)

Date            December 5, 2014

* Print the name and title of each signing officer under his or her signature.